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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Century Business Services, Inc.:


We consent to the use of our reports incorporated herein by reference in Amendment No. 4 to the Registration Statement (No. 333-81039) on Form S-4 and to the reference to our firm under the heading "Experts" in such Amendment No. 4 to the Registration Statement.



                                         /s/ KPMG LLP




Cleveland, Ohio
February 1, 2000